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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                           - - - - - - - - - - - - - -

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): June 15, 1999


                           D.I.Y. Home Warehouse, Inc.
                           ---------------------------
               (Exact name of registrant as specified in charter)

Ohio                            0-21768                    38-2560752
----                            -------                    ----------
(State or other                 (Commission                (I.R.S. Employer
jurisdiction of                 File Number)               I.D. No.)
Incorporation)

                    5811 Canal Road, Valley View, Ohio 44125
                    ----------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code   216-328-5100


                                 Not Applicable
                                 --------------
              (Former name or former address, if changed since last report.)



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ITEM 2 - ACQUISITION OR DISPOSITION OF ASSETS

On June 15, 1999, the Company announced the closing of three stores located in Mansfield, Ohio; Akron, Ohio; and Boardman, Ohio. Concurrent with the announcement, the Company sold the land and building of its Mansfield store and its previously closed Canton store for $8,600,000. The Company also assigned its lease in the West Akron location to the same purchaser of the Canton and Mansfield properties. The Boardman location, which had a lease commitment through September 2008 for approximately $600,000 per year, was amended to terminate on September 30, 1999. The Company paid $414,173 in consideration for the reduced lease term.

The Company also entered into an Agreement (the Agreement) with a third party to act as its agent to sell the merchandise inventories located at the closed stores. The Company will receive a guaranteed amount from the inventory liquidation based on a formula outlined in the Agreement.

The unaudited pro forma condensed financial statements included in this Current Report on Form 8-K as listed under Item 7(b) below are presented for informational purposes only with respect to the pro forma financial effects, as determined in accordance with the financial reporting rules of the Securities and Exchange Commission (the "Commission"), of the closed stores and sale of real estate. Such financial statements do not purport to be indicative of the financial position which would have actually existed, or the results of operations which would have actually been attained if the closed stores and sale of real estate had occurred in the periods indicated. The financial statements also do not purport to be indicative of the financial position or results of operations which may exist or be attained in the future. For a discussion of the risks and other important factors which may affect the Company's future business, operating results and financial and other condition, including, but not limited to, the possible effects of the closed stores and sale of real estate, reference should be made to the discussion of such risks and other factors as included from time to time in the Registrant's filings with the Commission.


ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(b)      Pro Forma Financial Information

         The following unaudited pro forma financial information of the Registrant is attached as Appendix A to this Current Report on Form 8-K and by this reference incorporated herein:

         (i)      Introduction;

         (ii)     Pro Forma Condensed Balance Sheet (Unaudited) at April 3,
                  1999;

         (iii) Pro Forma Condensed Statement of Operations (Unaudited) for the year ended January 2, 1999;



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


         (iv) Pro Forma Condensed Statement of Operations (Unaudited) for the three months ended April 3, 1999; and

         (v)      Notes to Unaudited Pro Forma Condensed Financial Statements.

(c)      Exhibit







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


                                   APPENDIX A

                            DIY Home Warehouse, Inc.
       Introduction to Unaudited Pro Forma Condensed Financial Statements


The following unaudited pro forma condensed balance sheet as of April 3, 1999, gives effect to: (i) the sale of the Canton and Mansfield store properties, termination of the Boardman store lease, assignment of the lease in West Akron as described in Note (A) of the Notes to Unaudited Pro Forma Condensed Financial Statements (the Notes), and (ii) the related pro forma adjustments described in the Notes thereto. This balance sheet is presented as though the transactions occurred at April 3, 1999.

The following unaudited pro forma condensed statements of operations for the fiscal year ended January 2, 1999, and for the three months ended April 3, 1999, give effect to: (i) the elimination of the results of operations of the Registrant's closed stores as described in Note (E) and (F), and (ii) the related pro forma adjustments described in the Notes thereto. The pro forma statements of operations are presented as though the transactions occurred on January 2, 1998.

The unaudited pro forma condensed balance sheet and statements of operations should be read in conjunction with the Notes thereto and with the historical financial statements of DIY Home Warehouse, Inc. as included in the reports filed by the Registrant with the Commission from time to time.







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


                                             DIY HOME WAREHOUSE, INC.
                                         PRO FORMA CONDENSED BALANCE SHEET
                                                    (Unaudited)
                                                   April 3, 1999


                                                                 As
                                                             Previously           Pro Forma                          Pro Forma
                                                              Reported           Adjustments                          Results
                                                          -----------------    -----------------                   ---------------
           Assets
Current assets:
  Cash and cash equivalents                                    $    514,731               --                           $    514,731
  Refundable federal income taxes                                   706,545               --                                706,545
  Merchandise inventories                                        39,041,030       $ (6,783,000)           (D)            32,258,030
  Deferred income taxes                                           1,542,590               --                              1,542,590
  Prepaid expenses and other assets                                 859,974               --                                859,974
                                                               ------------       ------------                         ------------
       Total current assets                                      42,664,870         (6,783,000)                          35,881,870
                                                               ------------       ------------                         ------------
Property and equipment, at cost                                  53,903,946        (14,382,343)         (A) (B)           39,521,603
  Less accumulated depreciation and amortization                 18,762,752         (5,402,103)         (A) (B)           13,360,649
                                                               ------------       ------------                         ------------
       Property and equipment, net                               35,141,194         (8,980,240)                          26,160,954
Other assets                                                        359,637               --                                359,637
                                                               ------------       ------------                         ------------
       Total assets                                            $ 78,165,701       $(15,763,240)                        $ 62,402,461
                                                               ============       ============                         ============

           Liabilities and Shareholders' Equity
Current liabilities:
  Note payable, affiliate                                      $    300,000               --                           $    300,000
  Current maturities of long-term debt                            1,319,350       $ (1,141,877)           (A)               177,473
  Accounts payable                                               13,119,357         (2,280,660)           (D)            10,838,697
  Accrued expenses and other                                      4,129,541             71,736            (E)             4,201,277
                                                               ------------       ------------                         ------------
       Total current liabilities                                 18,868,248         (3,350,801)                          15,517,447
Revolving credit                                                 15,501,562         (6,990,560)     (A)(C)(D)(E)(F)       8,511,002
Long-term debt                                                    4,002,962         (3,761,890)           (A)               241,072
Deferred income taxes                                             2,887,269           (667,602)           (G)             2,219,667
                                                               ------------       ------------                         ------------
       Total liabilities                                         41,260,041        (14,770,853)                          26,489,188

Shareholders' equity:
  Preferred stock                                                      --                 --                                   --
  Common stock                                                   22,955,462               --                             22,955,462
  Retained earnings                                              14,151,639           (992,387)        (A) - (G)         13,159,252
                                                               ------------       ------------                         ------------
                                                                 37,107,101           (992,387)                          36,114,714
       Less common stock in treasury, at cost                      (201,441)              --                               (201,441)
                                                               ------------       ------------                         ------------
       Total shareholders' equity                                36,905,660           (992,387)                          35,913,273
                                                               ------------       ------------                         ------------
       Total liabilities and shareholders' equity              $ 78,165,701       $(15,763,240)                        $ 62,402,461
                                                               ============       ============                         ============





         See accompanying notes to unaudited pro forma condensed financial statements.



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



                                              DIY HOME WAREHOUSE, INC.
                                    PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                                                    (Unaudited)
                                        for the year ended January 2, 1999


                                       As Previously              Pro Forma Adjustments                Pro Forma
                                          Reported                                                      Results
                                                               (Note H)            (Note I)
                                      -----------------    -------------------------------------    -----------------
Net sales                              $ 172,600,414        $ (36,126,878)                --          $ 136,473,536

Cost of sales                            127,215,341          (27,622,408)       $   1,583,000          101,175,933
                                       -------------        -------------        -------------        -------------

   Gross profit                           45,385,073           (8,504,470)          (1,583,000)          35,297,603

Store operating, general and
   administrative expenses                45,336,514           (9,678,872)                --             35,657,642

Store closing and
   development costs                       2,143,394           (1,875,518)           1,391,183            1,659,059
                                       -------------        -------------        -------------        -------------

Operating income (loss)                   (2,094,835)           3,049,920           (2,974,183)          (2,019,098)

Other income (expense) net                (1,760,746)             455,699            1,117,905             (187,142)
                                       -------------        -------------        -------------        -------------

Income (loss) before income
   taxes                                  (3,855,581)           3,505,619           (1,856,278)          (2,206,240)

Income tax expense (benefit)              (1,556,130)           1,414,884             (748,080)            (889,326)
                                       -------------        -------------        -------------        -------------

Net income (loss)                      $  (2,299,451)       $   2,090,735        $  (1,108,198)       $  (1,316,914)
                                       =============        =============        =============        =============

Earnings (loss) per common
   share, basic and diluted            $       (0.30)       $        0.28        $       (0.15)       $       (0.17)
                                       =============        =============        =============        =============

Weighted average common shares
   outstanding                             7,594,540            7,594,540            7,594,540            7,594,540
                                       =============        =============        =============        =============










         See accompanying notes to unaudited pro forma condensed financial statements.




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


                                             DIY HOME WAREHOUSE, INC.
                                    PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                                                    (Unaudited)
                                     for the three months ended April 3, 1999


                                       As Previously                Pro Forma Adjustments                Pro Forma
                                         Reported                                                         Results
                                                                (Note J)          (Note F and G)
                                     ------------------     ---------------------------------------    ---------------
Net sales                              $ 29,162,507          $ (4,627,367)                 --           $ 24,535,140

Cost of sales                            20,752,216            (3,502,179)                 --             17,250,037
                                       ------------          ------------          ------------         ------------

   Gross profit                           8,410,291            (1,125,188)                 --              7,285,103

Store operating, general and
   administrative expenses                9,060,924            (1,464,966)                 --              7,595,958

Store closing costs                         259,656              (259,656)                 --                   --
                                       ------------          ------------          ------------         ------------

Operating income (loss)                    (910,289)              599,434                  --               (310,855)

Other income (expense) net                 (332,080)               40,670          $    196,289              (95,121)
                                       ------------          ------------          ------------         ------------

Income (loss) before income
   taxes                                 (1,242,369)              640,104               196,289             (405,976)

Income tax expense (benefit)               (509,364)              262,439                80,478             (166,447)
                                       ------------          ------------          ------------         ------------

Net income (loss)                      $   (733,005)         $    377,665          $    115,811         $   (239,529)
                                       ============          ============          ============         ============

Earnings (loss) per common
   share, basic and diluted            $      (0.10)         $       0.05          $       0.02         $      (0.03)
                                       ============          ============          ============         ============

Weighted average common
   shares outstanding                     7,276,059             7,276,059             7,276,059            7,276,059
                                       ============          ============          ============         ============









         See accompanying notes to unaudited pro forma condensed financial statements.



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                            DIY HOME WAREHOUSE, INC.

Notes to Unaudited Pro Forma Condensed Financial Statements
-----------------------------------------------------------

Basis of Presentation
---------------------

On June 15, 1999, the Company announced the closing of three stores, located in Mansfield, Akron and Boardman, Ohio. Concurrent with the announcement, the Company sold the land and building of its Mansfield store and its previously closed Canton store, for $8,600,000. The Company also assigned its lease in the West Akron location to the same purchaser of the Canton and Mansfield properties. The Boardman location, which had a lease commitment through September 2008 for approximately $600,000 per year, was amended to terminate on September 30, 1999. The Company paid $414,173 in consideration for the reduced lease term.

The Company also entered into an Agreement (the Agreement) with a third party to act as its agent to sell the merchandise inventories located at the closed stores. The Company will receive a guaranteed amount from the inventory liquidation based on a formula outlined in the Agreement.

The Company previously announced the closing of its Bedford and Canton, Ohio locations on November 26, 1998.

DIY will continue to operate eleven warehouse-format home centers in the Northeast Ohio marketplace.

The As Previously Reported column in the pro forma condensed balance sheet at April 3, 1999, represents the actual financial position of DIY Home Warehouse, Inc., as of April 3, 1999. The As Previously Reported column in the pro forma condensed statements of operations for the fiscal year ended January 2, 1999, and for the three months ended April 3, 1999, represents the actual results of operations of DIY Home Warehouse, Inc. for the full twelve and three month periods, respectively.

Note (A)
--------

The Pro Forma Adjustment column of the pro forma condensed balance sheet includes an adjustment to record the estimated proceeds of $8.6 million in cash from the sale of the Canton and Mansfield properties and the estimated gain of $1,827,094 as of March 1999 (net of estimated transaction expenses of $525,207). The net cash proceeds are reflected as an adjustment to pay off all of the Company's current and long-term Mortgage debt ($1,141,877 current, $3,761,890 long-term). The remaining net cash proceeds are reflected as an adjustment to reduce the long-term borrowings outstanding under the Company's Revolving Credit Agreement ($3,120,531). The actual cash proceeds and net gain to be recorded as of the actual June 15, 1999 closing date may differ from the estimated pro forma cash proceeds and net gain.





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Note (B)
--------

The Pro Forma Adjustment column of the pro forma condensed balance sheet includes an adjustment to record, a reduction of retained earnings of $2,532,541 for the estimated write off of the leasehold improvements and furniture and fixtures associated with the closed stores.

Note (C)
--------

The Pro Forma Adjustment column of the pro forma condensed balance sheet includes an adjustment to record a reduction to retained earnings and an increase in the Revolving Credit of $414,173 related to the termination of the Boardman lease.

Note (D)
--------

The Pro Forma Adjustment column of the pro forma condensed balance sheet includes an adjustment to record the estimated net proceeds of $5,200,000 to be received from the sale of the closed stores merchandise inventories as a reduction to accounts payable ($2,280,660) and the Company's Revolving credit ($2,919,340). The inventory markdowns associated with the sale of merchandise inventories are recorded as a reduction to retained earnings.

Note (E)
--------

The Pro Forma Adjustment column of the pro forma balance sheet includes an adjustment to record a net reduction to retained earnings for other various closing costs of $271,563. The payment of these costs are reflected as a borrowing under the Company's Revolving Credit Agreement and an increase in accrued expenses.

Note (F)
--------

The Pro Forma Adjustment column of the pro forma balance sheet includes an adjustment to record an increase in retained earnings related to lower interest expense as a result of a reduction of long-term debt and borrowings under the Revolving Credit facility ($1,117,905 for the year ended January 2, 1999 and $196,289 for the three months ended April 3, 1999).

Note (G)
--------

The Pro Forma Adjustment column of the pro forma balance sheet includes an adjustment to record the tax effect of the transactions noted above. The transactions are tax effected based on the Company's effective tax rates of approximately 40.3% for the year ended January 2, 1999 and 41.0% for the three months ended April 3, 1999. The net tax effect of the entries is reflected as an adjustment to deferred income taxes.






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



Note (H)
--------

The Pro Forma Adjustment column of the pro forma condensed statement of operations for the fiscal year ended January 2, 1999 includes adjustments to eliminate the results of operations for the three stores closed in 1999 and the two stores closed during the fourth quarter of 1998. The pro forma statement of operations is presented as though the transaction of the five closed stores occurred on January 2, 1998 (beginning of fiscal year 1998).

Note (I)
--------

The Pro Forma Adjustment column of the pro forma condensed statement of operations for the fiscal year ended January 2, 1999 includes the adjustments from Notes (A) to (G).

Note (J)
--------

The Pro Forma Adjustment column of the pro forma condensed statement of operations for the three months ended April 3, 1999 includes adjustments to record the elimination of the results of operations of the three stores closed on June 15, 1999. The pro forma statement of operations is presented as though the transaction occurred on January 2, 1998 (beginning of fiscal year 1998).








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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            D.I.Y. HOME WAREHOUSE, INC.
                                                     (Registrant)
DATED:  June 30, 1999
        -------------                       /s/      Eric I. Glassman
                                                     ----------------
                                            BY:      Eric I. Glassman
                                                     ----------------
                                                     Vice President
                                                     Chief Financial Officer








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                                  EXHIBIT INDEX


ITEM 7-C

1.1   Press Release Announcing Closing of Three Store Locations










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